UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2019, Mr. Timothy J. Naughton informed the Board of Directors (the “Board”) of Welltower Inc. (the “Company”) that he would not stand for election at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”). Mr. Naughton resigned from his role as a director of the Company, effective as of May 2, 2019, immediately prior to the Annual Meeting that was held on the same day. Mr. Naughton’s decision not to stand for election is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies, or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2019, in connection with the changes to the leadership structure of the Board described in Item 8.01 of this Current Report on Form 8-K, the Board approved the Company’s Seventh Amended and Restated By-laws (the “By-laws”). The By-laws became effective immediately upon approval by the Board.

The By-laws were amended to: (i) clarify that the Chief Executive Officer, Chairman of the Board and the independent Lead Director may call special meetings of the Board; (ii) clarify that the Chief Executive Officer, Chairman of the Board and the independent Lead Director are chosen by the Board; (iii) clarify that the Chairman of the Board must be a director of the Company but need not be an officer of the Company; (iv) provide that the Board, in its discretion, may choose not to fill any office for any period as it may deem advisable; (v) clarify that the Chief Executive Officer may execute, in the name and on behalf of the Company, powers of attorney, proxies, waivers of notice of meeting, consents, and other instruments relating to securities owned by the Company; (vi) provide a description of the office of Chief Executive Officer; (vii) provide that the independent Lead Director, if one has been designated, shall preside at all meetings of the shareholders of the Company and of the Board in the absence or disability of the Chairman of the Board or at the request of the Chairman of the Board; and (viii) clarify that the Chief Executive Officer may sign, in the name of the Company, a certificate for shares of any class or series of the Company’s stock.

The By-laws were also amended to make certain other clarifications and technical or non-substantive changes. The foregoing description is qualified in its entirety by reference to the full text of the By-laws, which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 of this Current Report on Form 8-K by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 2, 2019 in New York, New York. The voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

Proposal #1—The election of ten directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	317,365,487	487,075	438,133	47,006,266
Thomas J. DeRosa	316,946,924	921,640	422,131	47,006,266
Karen B. DeSalvo	317,539,457	344,565	406,673	47,006,266
Jeffrey H. Donahue	300,319,672	17,540,133	430,890	47,006,266
Sharon M. Oster	299,951,795	17,929,128	409,772	47,006,266
Sergio D. Rivera	315,421,405	2,441,097	428,193	47,006,266
Johnese M. Spisso	317,470,875	393,358	426,462	47,006,266
Kathryn M. Sullivan	317,558,450	324,099	408,146	47,006,266
R. Scott Trumbull	298,500,087	19,354,227	436,381	47,006,266
Gary Whitelaw	316,875,679	977,856	437,160	47,006,266

Each of the directors was elected at the Annual Meeting.

Proposal #2—The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstentions	Broker Non-Votes
349,584,404	15,136,770	575,787	0

This proposal was approved at the Annual Meeting.

Proposal #3—The approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
308,263,857	9,123,127	903,711	47,006,266

This proposal was approved at the Annual Meeting.

Item 8.01 Other Events.

The Board periodically reviews the appropriate leadership structure for the Company and has determined that it is in the best interests of the Company and its shareholders at this time to combine the roles of Chairman of the Board and Chief Executive Officer. This Board leadership structure enables consistent communication and coordination throughout the Company and effective and efficient implementation of corporate strategy. The Board recognizes the importance of strong independent Board leadership and oversight. As such, the combination of Chairman of the Board and Chief Executive Officer is balanced by the Company’s independent Lead Director position and by the independence of the Company’s other directors.

On May 2, 2019, the Board appointed Thomas J. DeRosa, the Company’s Chief Executive Officer, to the additional position of Chairman of the Board, effective immediately. The independent directors of the Board also designated Jeffrey H. Donahue as the independent Lead Director, effective immediately.

Mr. DeRosa has been a member of the Board since 2004 and Chief Executive Officer since April 2014. Mr. DeRosa succeeds Mr. Donahue, who served as the non-executive Chairman of the Board since April 2014 and previously served as the independent Lead Director. Mr. DeRosa has extensive knowledge of the real estate industry and capital markets from his experience as the Vice Chairman and Chief Financial Officer of The Rouse Company and his leadership roles at Deutsche Bank and Alex. Brown & Sons. He also has public company board experience from his service on the board of Empire State Realty Trust, Inc.

In connection with the foregoing, the Board amended the Company’s Corporate Governance Guidelines to: (i) specify that if the same person holds the Chief Executive Officer and Chairman of the Board roles or if the Chairman of the Board is not otherwise independent, the Board’s independent directors will designate one of the independent directors as the independent Lead Director to serve for a period of at least one year; and (ii) specify the robust set of duties and responsibilities of the independent Lead Director, to include, among others:

•	presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of non-employee directors and independent directors;

•	calling executive sessions of the non-employee and independent directors;

•	serving as a liaison between the Chairman of the Board and the independent directors;

•	consulting with the Chairman of the Board regarding company strategy and performance;

•	consulting with the Chairman of the Board regarding agendas for all meetings of the Board as well as contributing to and approving them;

•	approving Board meeting schedules to provide that there is sufficient time for discussion of all agenda items;

•	approving information sent to the Board and overseeing that the flow of information between management and the Board is adequate for the Board to effectively and responsibly perform its duties;

•	interviewing all Board candidates in coordination with the Chair of the Nominating/Corporate Governance Committee, and making recommendations to such Committee and the Board;

•

collaborating with the Nominating/Corporate Governance, Compensation and Executive Committees to delineate the respective roles of these committees and the independent Lead Director with respect to the Chief Executive Officer’s retention, compensation, evaluation and termination;

•	facilitating the development of a succession plan for the Chairman and Chief Executive Officer;

•	collaborating with the Chairman of the Board and committee chairs to ensure effective functioning of all committees;

•

consulting with the Nominating/Corporate Governance Committee regarding Board and committee composition, committee chair selection, the annual performance review of the Board and its committees, and director succession planning; and

•	being available, as appropriate, for consultation and direct communication with the Company’s shareholders.

The provisions of the Company’s Corporate Governance Guidelines relating to the Company’s leadership structure, as amended, are attached hereto as Exhibit 99.1 and are incorporated in this Item 8.01 of this Current Report on Form 8-K by reference. The complete text of the Company’s Corporate Governance Guidelines, as amended, is set forth on the Company’s website.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Seventh Amended and Restated By-laws of Welltower Inc.

99.1	Provisions of the Corporate Governance Guidelines of Welltower Inc. relating to its leadership structure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Dated: May 6, 2019	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Senior Vice President – General Counsel & Corporate Secretary